Investor Presentation February 2026 Glacier National Park, Montana

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “will,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates” or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are based on assumptions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward-looking statements: 1) Risks associated with lending and potential adverse changes in the credit quality of the Company’s loan portfolio; 2) Changes in monetary and fiscal policies, including interest rate policies of the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin, the fair value of its financial instruments, profitability, and stockholders’ equity; 3) Legislative or regulatory changes, including increased FDIC insurance rates and assessments, changes in the review and regulation of bank mergers, or increased banking and consumer protection regulations, that may adversely affect the Company’s business and strategies; 4) Risks related to overall economic conditions, including the impact on the current government shutdown, economy of an uncertain interest rate environment, inflationary pressures, recently passed legislation and the potential for significant additional changes in economic and trade policies in the current administration; 5) Risks to the Company’s business and the business of the Company’s customers arising from current or future tariffs or other trade restrictions, labor or supply chain issues, change in labor force, or geopolitical instability, including the wars in Ukraine and the Middle East; 6) Risks associated with the Company’s ability to negotiate, complete, and successfully integrate pending or future acquisitions; 7) Costs or difficulties related to the completion and integration of future or recently completed acquisitions; 8) Impairment of the goodwill recorded by the Company in connection with acquisitions, which may have an adverse impact on earnings and capital; 9) Reduction in demand for banking products and services, whether as a result of changes in customer behavior, economic conditions, banking environment, or competition; 10) Deterioration of the reputation of banks and the financial services industry, which could adversely affect the Company's ability to obtain and maintain customers; 11) Changes in the competitive landscape, including as may result from new market entrants or further consolidation in the financial services industry, resulting in the creation of larger competitors with greater financial resources; 12) Risks presented by public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow through acquisitions; 13) Risks associated with dependence on the Chief Executive Officer, the senior management team and the Presidents of Glacier Bank’s divisions; 14) Material failure, potential interruption or breach in security of the Company’s systems or changes in technology which could expose the Company to cybersecurity risks, fraud, system failures, or direct liabilities; 15) Risks related to natural disasters, including droughts, fires, floods, earthquakes, pandemics, and other unexpected events; 16) Success in managing risks involved in any of the foregoing; and 17) Effects of any reputational damage to the Company resulting from any of the foregoing. 2

A Family of 18 Market-Focused Community Banks Geographically diversified footprint across Mountain West and Southwestern U.S. markets $30B+ balance sheet Best-in-class technology Centralized risk, compliance, and data governance Backed by: 3

Our Mission Our ongoing mission is to be the premier banking franchise in the Mountain West and Southwest, delivering community bank values with big bank capabilities. We will continue to position the company as the acquirer of choice among community banks, the employer of choice within each of our communities and the bank of choice for all customers. Kalispell, Montana 4

Why Glacier Bancorp Downtown Yuma, Arizona 5 1 Differentiated, scalable community banking platform 2 Attractive footprint in high-growth U.S. markets 3 Strong team of division presidents with deep institutional and local market knowledge 4 High-quality balance sheet anchored by low-cost, stable core deposits and superior credit quality 5 Balanced growth strategy focused on both organic and future M&A 6 Track record of resilient financial performance and shareholder returns

Business Overview Reno, Nevada 6

Glacier Bancorp at a Glance Glacier National Park, Montana 7 18 separately-branded bank divisions across nine states $4.2 billion Shareholder equity $20.9 billion Total Loans $32.0 billion Total Assets $24.6 billion Total Deposits Founded in 1955 281 banking offices $239.0 million Annual Net Income $21.01 Tangible Book Value (TBV) per share 1 Differentiated Platform A unique and differentiated community banking platform focused on the Mountain West and Southwest, with significant opportunities for future growth Note: Information as of 12/31/2025

Community Banking, Built for the Future A powerful, local operating model … … backed by Glacier’s scale and unique capabilities Tailored community banking Local decision-making informed by market expertise Better decisions lead to better outcomes A consistent operating framework enables each division to tailor pricing, products, and outreach while maintaining enterprise-wide discipline. Local bankers are empowered to make decisions based on firsthand market knowledge, not distant models or committees. Higher-quality underwriting, stronger customer relationships, and faster execution support superior credit quality and deposit stability. Best-in-class technology Centralized risk, compliance, and data governance Proven operating and integration playbook Modern platforms equip local bankers with the tools, data, and insights of a scaled institution, enabling proactive, timely outreach. Strong enterprise controls support growth, regulatory rigor, and seamless M&A integration. A repeatable model enables Glacier to execute organic growth and disciplined acquisitions across new and existing markets. 8 1 Differentiated Platform

Customers Choose Glacier What Customers Value Most: Local, in-person relationships Decision-makers who understand their business Responsive, experienced teams Modern technology without losing the human touch Competitive pricing and products Their service has been exceptional compared to the “big box” banks we used before. What stands out most is the genuine personalized service you get from an actual community bank. Staff know us by name, not just our accounts. They know our businesses, our operations, and the challenges we face.” – First Bank of Montana customer (Lewistown, MT) I’d much rather be working on growing my business and not worrying about banking issues. Not only does the team at Collegiate Peaks Bank save me a tremendous amount of time, but I know they have my best interests at heart.” – Collegiate Peaks customer (Denver, CO) 9 1 Differentiated Platform

Operating in High-Growth, Resilient Markets Above-average population growth Favorable and diversified economic growth • Operating in regions consistently outpacing U.S. population growth • Utah, Idaho, Texas1 among the fastest-growing states in the country • Population inflows support household formation and small-business creation 3.9% Mountain West2 5.6% Southwest2 ’26 – ’31E Population Growth Compared to 0.3% total U.S. growth3 Economies are diversified across: • Industry diversification supports resilience across economic cycles • Above-average GDP growth across core operating states • Robust job and employment growth Healthcare Professional Services Manufacturing Energy/Agriculture 10 1. University of Virginia, Weldon Cooper Center for Public Service 2. Claritas 3. Congressional Budget Office The Demographic Outlook: 2026 to 2056 2 Attractive Footprint

Strong Local Leadership 11 18 Years average tenure of Division Presidents 33 Years of average industry experience among Division Presidents Our Division Presidents bring deep local market insight and long-standing customer relationships, enabling faster decisions and more tailored solutions that directly benefit the communities we serve. Joining the Glacier Family of Banks was an enormous boost to our bank. It allowed us to have access to the resources of a $30 billion organization, while still providing timely local decision making and personalized service that our customers expect. The partnership has allowed us to grow our business significantly over the last few years.“ – President, Foothills Bank Employer of Choice Strong Outcomes Unparalleled Local Experience Better & Faster Decisions Attract & Retain Talent Experienced Team of Division Presidents with Deep Institutional and Local Market Knowledge 3 Strong Team

Best in Class Core Deposits Interest-Bearing Deposit Costs Well Below Peer Average 0.15% 0.09% 0.11% 1.22% 1.92% 1.76% 1.81% 0.53% 0.21% 0.58% 2.49% 3.17% 2.80% 2020 2021 2022 2023 2024 3Q25 4Q25 Glacier Peers Attractive Value Proposition Granular and Stable Diversified Deposit Base • Convenient, community-based branch network • Low-cost, competitively priced products and solutions • High-quality, relationship-driven service model • Limited reliance on wholesale or concentrated funding • ~685K Retail accounts with $12K average balance • ~171K Commercial accounts with $62K average balance • 46% Retail; 45% Commercial; 9% Public • 77% in rural markets; 23% in metro markets • Balanced funding across industries, geographies, and customer types • Limited reliance on any single depositor or segment Note: Peer based on BHCPR as of 9/30/2025 12 4 High-Quality Balance Sheet

Superior Credit Quality Net Charge Offs as a % of Total Loans Provision for Credit Losses ACL as a % of Total Loans NPAs as a % Total Assets 0.07% 0.02% 0.05% 0.07% 0.08% 0.05% 0.06% 0.27% 0.11% 0.09% 0.22% 0.28% 0.27% 2020 2021 2022 2023 2024 3Q25 4Q25 GBCI Peers $39,795 $19,963 $14,794 $28,306$23,076 $71,400 2020 2021 2022 2023 2024 2025 Legacy M&A Day 2 13 $ in thousands 1.19% 1.22% 1.22% 1.22% 1.22% 1.27% 1.28% 1.27% 1.27% 4Q24 1Q25 2Q25 3Q25 4Q25 GBCI Peers 0.10% 0.14% 0.17% 0.19% 0.22% 0.56% 0.56% 0.55% 0.57% 4Q24 1Q25 2Q25 3Q25 4Q25 GBCI Peers 4 High-Quality Balance Sheet Note: Peer based on BHCPR as of 9/30/2025

Growth Strategy Grand Teton National Park, Wyoming 14

Downtown Ogden, Utah 15 Acquired Organic Overall $ Growth $10.8bn $9.2bn $20.0bn Growth Contribution 54% 46% Since 2000 Acquired Organic Overall $ Growth $8.4bn $7.3bn $15.7bn Growth Contribution 53% 47% $0.2 $0.1 $0.1 $0.2 $0.5 $0.9 $1.3 $1.7 $2.0 $1.8 $1.5 $1.2 $1.2 $1.4 $1.7 $2.0 $2.6 $3.2 $3.9 $4.3 $5.5 $5.8 $7.6 $8.5 $8.9 $9.4 $0.5 $1.2 $1… $1.2 $1.2 $1.5 $1.9 $1.9 $2.0 $2.2 $2.2 $2.2 $2.2 $2.6 $2.7 $3.0 $3.0 $3.3 $4.3 $5.1 $5.6 $7.5 $7.5 $7.5 $8.2 $11.3 0 5 10 15 20 25 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Organic Acquired $0.7 $1.3 $1.3 $1.4 $1.7 $2.4 $3.2 $3.6 $4.1 $4.0 $3.7 $3.4 $3.4 $4.0 $4.4 $5.0 $5.6 $6.5 $8.2 $9.5 $11.1 $13.3 $15.1 $16.0 $17.1 Since 2015 (Ten Years) Total Loans ($ in billions) 5 Balanced Growth Strategy Source: S&P Global. Financial data as of 12/31/2025. Track Record of Strong Organic Loan Growth and Accretive Acquisitions $20.7

Disciplined and Effective M&A Strategy with 28 Acquisitions Since 2000 16 5 Balanced Growth Strategy Glacier is an acquirer of choice We purchase Good Banks in Good Markets with Good People Seller friendly • Attractive to seller • Strong valuations drives attractive returns Ability to maintain brand and people High degree of certainty that the deal will close GBCI offers a premium currency Successful execution through diverse markets and regulatory environments There is no better merger partner for a community bank than Glacier Bancorp. Glacier preserves local brands, leadership, and decision-making while investing in long-term growth. Since joining Glacier, we’ve doubled our growth and profitability in just two years, and we couldn’t be more pleased with our decision. – CEO, WHEATLAND BANK

Total Population: 46.0M Banks Between $500M – $10B: 194 Total Deposits Excl. Top 42: $821B Total Deposits: $1.6T Total Population: 24.7M Banks Between $500M – $10B: 57 Total Deposits Excl. Top 42: $444B Total Deposits: $703B MT, CO, ID, NV, UT, WA, WY AZ, NM, OK, TX SouthwestMountain West Total Assets of Target Banks S.W. TotalOKTXNMAZM.W. TotalWYUTNVMTIDEastern WA CO 982565622644141111$500MM - $1.0B 79175651262644415$1.0B - $3.5B 172150050301001$3.5B - $10.0B 194441361357613595217Total Southwest Region Glacier achieving leading market share throughout: 16 Divisions / 227 Locations1 Significant Glacier growth opportunity: 2 Divisions / 54 Locations1 Mountain West Region Southwest Region Business Friendly In-Migration Stable, Growing Economies Business Friendly In-Migration Stable, Growing Economies Significant Runway of Acquisition Opportunities 17 5 Balanced Growth Strategy 1) As of December 31, 2025 2) Excludes BAC, C, JPM, and WFC Note: FDIC deposit data as of June 30, 2025 Note: Target banks table as of December 31, 2025 Source: S&P Capital IQ Pro

Strengthening competitive advantages by expanding relationships and market share Deepen relationships within the existing customer base by continuing to offer high value easily accessible solutions Increase market share in communities already served by leveraging strong local brands, convenient branch locations, and established customer relationships Expand relationship-based commercial and small-business lending as local economies and customers grow Grow stable core deposits by focusing on primary operating accounts rather than rate-driven balances Leverage GBCI’s leading technology and digital capabilities to improve customer acquisition, onboarding, and service efficiency within existing markets Benefit from industry consolidation and win customers from market disruption Missoula, Montana 18 5 Balanced Growth Strategy

Glacier's Business Model Drives Tangible Results Well-respected, high-performing community bank model Low-cost, stable core deposit base Consistent strong credit quality across cycles Durable earnings and margin resilience Strong customer relationships and high levels of repeat business Above-average organic growth within core markets Win customers through market disruption and industry consolidation Disciplined, repeatable M&A execution Sustainable capital returns to shareholders 19 Division Model M&A Strategy Execution & Leadership

Financial Results, Balance Sheet, and Capital Returns Spokane, Washington 20

Proven Profitability: Growing Earnings Per Share $0.29 $0.39 $0.45 $0.54 $0.48 $0.45 $0.57 $0.49 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Earnings Per Share (EPS) 4Q25 EPS of $0.49 vs $0.54 in 4Q24 EPS increased ~69% from 1Q24 through 4Q25, reflecting sustained earnings momentum 21 $ per share 6 Resilient Financial Performance

Net Interest Income Growth and Margin Lift 4Q25 NII of $266 million vs $191 million in 4Q24, representing an increase of ~39% 4Q25 NIM of 3.58% vs 2.97% in 4Q24, representing an increase of 61 basis points $166 $166 $180 $191 $190 $208 $225 $266 2.59% 2.68% 2.83% 2.97% 3.04% 3.21% 3.39% 3.58% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 NIM Net Interest Income (NII) and Margin (NIM) 22 $ in millions 6 Resilient Financial Performance

Efficiency Ratio Improving 4Q25 Efficiency Ratio of 61.0% vs 60.5% in 4Q24 Efficiency Ratio 74.4% 68.0% 64.9% 60.5% 65.5% 62.1% 62.0% 61.0% 55.0% 60.0% 65.0% 70.0% 75.0% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 23 6 Resilient Financial Performance

0.47% 0.66% 0.73% 0.87% 0.80% 0.74% 0.93% 0.78% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Capital Returns Trending Toward Historic Norms Return on Assets (ROA) Return on Tangible Equity (ROTE) 6.86% 9.22% 10.09% 12.11% 10.67% 9.67% 11.71% 9.79% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 24 6 Resilient Financial Performance

Proven Track Record of Growing Assets Asset Trends 4Q25 Total Assets of $32.0 billion vs $27.9 billion in 4Q24 $27,822 $27,805 $28,206 $27,903 $27,859 $29,010 $29,016 $31,978 $26,000 $28,000 $30,000 $32,000 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 25 $ in millions 6 Resilient Financial Performance

Outstanding Liquidity Position is a Source of Strength Available Liquidity of $15.6 Billion at December 31, 2025 $9.9 Billion • $6.9 billion in available borrowing capacity • Federal Reserve: $2.0 billion • FHLB: $4.4 billion • Correspondent banks: $0.5 billion • $2.0 billion of unpledged marketable securities • Cash of $1.0 billion • Access to brokered deposits: $4.8 billion • Over-pledged marketable securities: $0.9 billion Ready access to liquidity totaling $5.7 Billion Additional liquidity totaling 26 6 Resilient Financial Performance

30% 26% 13% 16% 16% Non-Interest Bearing NOW and DDA Savings MMDA CDs Diversified & Granular Deposits Provide Stable Funding Base Deposit Composition as of 12/31/2025 Note: Metro refers to a population of 500,000 or more. 27 Deposit Granularity Composition Mix 6 Resilient Financial Performance Relationship Length • Retail: 684,655 accounts ; average balance = $12,069 • Commercial: 170,688 accounts ; average balance = $61,783 • Weighted average relationship age: 16 years 77% 23% Rural Metro

Diversified Loan Portfolio Reduces Risk Loan Composition as of 12/31/25 Loan Balance by State as of 12/31/2025 12% 65% 19% 4% 2% Residential Real Estate CRE Other Commerical HELOC Other Consumer 32% 16% 4% 9% 7% 9% 8% 4% 10% Montana Idaho Utah Washington Wyoming Colorado Arizona Nevada Texas 28 6 Resilient Financial Performance

High-Quality CRE Portfolio Diversified and Low Risk Portfolio Total CRE by Occupancy Type CRE Balance by State 45% 55% Owner Occupied Non-Owner Occupied • CRE portfolio $8.8 billion (42% of loan portfolio) • Non-owner portfolio $4.8 billion (23% of loan portfolio) • Small average loan balance spread over a wide geographic diversification • $948 thousand average loan balance • Geographically dispersed across 9 states • 56% average LTV • 0.25% past due rate • 0.12% non-performing • 98% of loans have recourse through guaranties 29Note: Loans are based on regulatory classification, which is based primarily on the type of collateral for the loans. CRE loans may differ when comparing to disclosures in the Company’s quarterly and annual reports filed with the SEC which are based on the purpose of the loan. 6 Resilient Financial Performance 20% 15% 15%7% 6% 9% 11% 7% 10% Montana Idaho Utah Washington Wyoming Colorado Arizona Nevada Texas

High-Quality Investment Securities Portfolio Generates Significant Cashflow Investment Portfolio Trends 30 $7,540 $7,434 $7,231 $7,072 $7,118 $7,000 $7,200 $7,400 $7,600 4Q24 1Q25 2Q25 3Q25 4Q25 16%4% 25% 40% 15% US Gov't & Federal Agency US Gov't Sponsored Enterprises State & Local Gov'ts Residential MBS Commercial MBS $ in millions $1.7 billion of cashflow expected in 2026 6 Resilient Financial Performance Composition as of 12/31/2025

$0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 Balanced Capital Allocation Strategy Dividend History 31 Core Focus Areas: M&A Shareholder Returns via Dividends Organic Growth The Company has declared 163 consecutive quarterly dividends $ per share 6 Resilient Financial Performance